UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2023

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

Connecticut	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value $0.01 per share	HUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pursuant to Item 5.07(d) of Form 8-K, Hubbell Incorporated (the “Company”) is filing this Amendment No. 1 to its Form 8-K originally filed on May 4, 2023 (the “Initial 8-K”) that reported the voting results from its 2023 Annual Meeting of Shareholders held on May 2, 2023 (the “Annual Meeting”) solely for the purpose of updating the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” to provide information regarding the determination of the Board of Directors of the Company (the “Board”) as to frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Initial 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders voted on, among other matters, an advisory proposal regarding the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers (the “Say When on Pay Proposal”). As reported in the Initial 8-K, the option of “every year” received the highest number of votes cast by shareholders on the Say When on Pay Proposal. Based on the Company’s prior practice of holding annual advisory votes on the compensation of its named executive officers and the results of the advisory vote on the Say When on Pay Proposal, the Board determined that the Company will continue to hold a shareholder advisory vote on the compensation of the Company’s named executive officers every year until the next required shareholder vote on the frequency with which executive compensation will be subject to a shareholder advisory vote, which is required to occur no later than the Company’s annual meeting of shareholders in 2029.

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ Katherine A. Lane
	Name:	Katherine A. Lane
	Title:	Senior Vice President, General Counsel and Secretary

Date: September 14, 2023